Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

Second Quarter 2015

Earnings Release & Supplemental Financial Information

One South Market

San Jose, CA

312 Units

In Lease-Up

Investor Relations

Barb Pak

Vice President of Finance & Investor Relations

(650) 494-3700

Essex Property Trust, Inc.

925 East Meadow Drive

Palo Alto, CA 94303

(650) 494-3700

Q2 2015 Supplemental

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
(Dollars in thousands, except share and per share amounts)	June 30,		June 30,
	2015	2014	2015	2014

Revenues:
Rental and other property	$294,101	$256,952	$574,330	$416,302
Management and other fees	2,061	2,836	4,705	4,495
	296,162	259,788	579,035	420,797

Expenses:
Property operating	90,077	83,558	177,248	135,864
Depreciation and amortization	113,731	101,292	220,638	151,604
General and administrative	9,549	9,558	20,094	17,141
Merger and integration expenses	1,410	26,497	3,798	42,556
Acquisition costs	429	529	976	717
	215,196	221,434	422,754	347,882
Earnings from operations	80,966	38,354	156,281	72,915

Interest expense	(50,802)	(42,151)	(98,348)	(71,192)
Interest and other income	3,254	2,814	7,453	5,693
Equity income from co-investments	4,472	5,629	8,783	16,155
Gain on sale of real estate and land	-	-	7,112	7,481
Gain on remeasurement of co-investment	12,652	-	34,014	-
Net income	50,542	4,646	115,295	31,052
Net income attributable to noncontrolling interest	(3,674)	(2,125)	(7,750)	(5,251)
Net income attributable to controlling interest	46,868	2,521	107,545	25,801
Dividends to preferred stockholders	(1,313)	(1,314)	(2,627)	(2,682)
Net income available to common stockholders	$45,555	$1,207	$104,918	$23,119

Net income per share - basic	$0.70	$0.02	$1.63	$0.46

Shares used in income per share - basic	64,810,184	61,884,963	64,499,545	49,857,233

Net income per share - diluted	$0.70	$0.02	$1.62	$0.46

Shares used in income per share - diluted	64,972,852	62,059,762	64,677,521	50,087,161

See Company's 10-K for additional disclosures S-1

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
Selected Line Item Detail	June 30,		June 30,
(Dollars in thousands)	2015	2014	2015	2014

Rental and other property
Rental	$274,248	$238,258	$536,612	$386,585
Other property	19,853	18,694	37,718	29,717
Rental and other property	$294,101	$256,952	$574,330	$416,302

Property operating expenses
Real estate taxes	$32,676	$30,345	$64,229	$45,684
Administrative and insurance	18,556	17,692	36,796	31,308
Maintenance and repairs	17,696	15,953	34,163	26,389
Utilities	14,920	14,538	29,749	24,007
Property management	6,229	5,030	12,311	8,476
Property operating expenses	$90,077	$83,558	$177,248	$135,864

Interest and other income
Marketable securities and other interest income	$3,254	$2,314	$6,453	$4,725
Notes receivable	-	41	-	82
Gain from sale of marketable securities and note prepayment	-	459	-	886
Insurance reimbursement for cyber expenses	-	-	1,000	-
Interest and other income	$3,254	$2,814	$7,453	$5,693

Equity income from co-investments
Equity income from co-investments	$1,980	$1,061	$3,207	$1,043
Income from preferred equity investments	2,492	3,512	5,107	6,997
Gain on sale of co-investments	-	-	-	3,211
Co-investment promote income	-	1,056	-	4,904
Income from early redemption of preferred equity investments	-	-	469	-
Equity income from co-investments	$4,472	$5,629	$8,783	$16,155

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,581	$209	$3,644	$1,626
DownREIT limited partners' distributions	1,297	1,211	2,597	2,355
Third-party ownership interest	796	705	1,509	1,270
Noncontrolling interest	$3,674	$2,125	$7,750	$5,251

See Company's 10-K for additional disclosures S-2

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Six Months Ended
(Dollars in thousands, except share and per share amounts)	June 30,			June 30,
	2015	2014	% Change	2015	2014	% Change

Funds from operations attributable to common stockholders and unitholders (FFO)
Net income available to common stockholders	$45,555	$1,207		$104,918	$23,119
Adjustments:
Depreciation and amortization	113,731	101,292		220,638	151,604
Gains not included in FFO	(12,652)	-		(41,126)	(10,292)
Depreciation add back from unconsolidated co-investments	12,105	8,314		24,022	13,074
Noncontrolling interest related to Operating Partnership units	1,581	209		3,644	1,626
Depreciation attributable to third party ownership and other (1)	(251)	(332)		(500)	(661)
Funds from operations attributable to common stockholders and unitholders	$160,069	$110,690		$311,596	$178,470
FFO per share-diluted	$2.38	$1.72	38.4%	$4.66	$3.41	36.7%

Components of the change in FFO
Non-core items:
Merger and integration expenses	$1,410	26,497		$3,798	42,556
Acquisition costs	429	529		976	717
Gain on sale of marketable securities and note prepayment	-	(459)		-	(886)
Gain on sale of land	-	-		-	(400)
Co-investment promote income	-	(1,056)		-	(4,904)
Income from early redemption of preferred equity investments	-	-		(469)	-
Other non-core adjustments	(582)	(2,307)		(1,957)	(539)
Core funds from operations attributable to common stockholders and unitholders	161,326	133,894		313,944	215,014
Core FFO per share-diluted	$2.40	$2.08	15.4%	$4.69	$4.11	14.1%

Changes in core items:
Same-property NOI	$17,165			$22,969
Non-same property NOI (2)	14,522			93,161
Management and other fees, net	(275)			335
Equity income from co-investments	3,858			11,193
Interest and other income	899			1,646
Interest expense	(8,651)			(27,156)
General and administrative	9			(2,953)
Other items, net	(95)			(265)
	$27,432			$98,930

Weighted average number of shares outstanding diluted (3)	67,215,382	64,233,304		66,922,047	52,357,189

(1)	The Company consolidates Hidden Valley and Hillsdale Garden Apartments. Noncontrolling interest's share of net operating income in these investments for the three and six months ended June 30, 2015 was $1.0 million and $1.9 million, respectively.
(2)	Six month results include BRE as non-same property.
(3)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership and excludes 903,285 DownREIT units for which the Operating Partnership has the ability and intention to redeem the DownREIT limited partnership units for cash and does not consider them to be common stock equivalents.

See Company's 10-K for additional disclosures S-3

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	June 30, 2015	December 31, 2014

Real Estate:
Land and land improvements	$2,569,733	$2,424,930
Buildings and improvements	9,700,056	8,819,751
	12,269,789	11,244,681
Less: accumulated depreciation	(1,758,887)	(1,564,806)
	10,510,902	9,679,875
Real estate under development	220,911	429,096
Co-investments	1,044,208	1,042,423
Real estate held for sale, net	-	56,300
	11,776,021	11,207,694
Cash and cash equivalents	65,152	95,749
Marketable securities and other investments	121,244	117,240
Notes and other receivables	25,676	24,923
Acquired in-place lease value	25,907	47,748
Prepaid expenses and other assets	31,004	33,378
Total assets	$12,045,004	$11,526,732

Mortgage notes payable, net	$2,247,463	$2,234,317
Unsecured debt, net	3,093,106	2,603,548
Lines of credit, net	28,762	242,824
Other liabilities	307,203	286,719
Total liabilities	5,676,534	5,367,408
Redeemable noncontrolling interest	23,830	23,256
Equity:
Common stock	6	6
Cumulative redeemable preferred stock, liquidation value	73,750	73,750
Additional paid-in capital	6,941,629	6,651,165
Distributions in excess of accumulated earnings	(731,181)	(650,797)
Accumulated other comprehensive loss, net	(50,152)	(51,452)
Total stockholders' equity	6,234,052	6,022,672
Noncontrolling interest	110,588	113,396
Total equity	6,344,640	6,136,068

Total liabilities and equity	$12,045,004	$11,526,732

See Company's 10-K for additional disclosures S-4

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - June 30, 2015
(Dollars in thousands)

					Scheduled principal payments, unamortized premiums (discounts) and (debt issuance costs) are as follows - excludes lines of credit:

								Unamortized premiums (discounts) and (debt issuance costs)
			Weighted Average							Weighted Average Interest Rate	Percentage of Total Debt
		Balance	Interest	Maturity
		Outstanding	Rate	In Years		Secured	Unsecured		Total
Mortgage Notes Payable, net
	Fixed rate - secured	$1,892,759	4.9%	4.0	2015	$14,389	$-	12,325	$26,714	3.8%	0.5%
	Variable rate - secured (1)	292,069	1.5%	23.0	2016	41,519	350,000	24,537	416,056	3.3%	7.8%
	Unamortized premiums and debt issuance costs	62,635	-	-	2017	199,178	365,000	15,696	579,874	3.2%	10.9%
	Total mortgage notes payable	2,247,463	4.4%	6.5	2018	320,621	-	13,237	333,858	5.4%	6.2%
					2019	566,393	75,000	8,808	650,201	4.2%	12.2%
Unsecured Debt, net					2020	693,447	-	3,584	697,031	5.0%	13.0%
	Bonds private - fixed rate	465,000	4.5%	3.7	2021	51,152	500,000	(3,348)	547,804	4.3%	10.3%
	Bonds public - fixed rate	2,400,000	3.5%	7.3	2022	1,186	300,000	(3,826)	297,360	3.7%	5.6%
	Term loan (2)	225,000	2.4%	1.4	2023	1,282	600,000	(1,694)	599,588	3.6%	11.2%
	Unamortized premiums and debt issuance costs	3,106	-	-	2024	19,158	400,000	(1,003)	418,155	4.0%	7.8%
		3,093,106	3.5%	6.3	2025	14,611	500,000	(318)	514,293	3.5%	9.6%
Unsecured Lines of Credit, net					Thereafter	261,892	-	(2,257)	259,635	1.5%	4.9%
	Line of credit (3)	25,000	1.9%
	Line of credit (4)	7,620	1.9%		Total	$2,184,828	$3,090,000	$65,741	$5,340,569	3.9%	100.0%
	Unamortized debt issuance costs	(3,858)	-
	Total lines of credit	28,762	1.9%

	Total debt	$5,369,331	3.9%

Capitalized interest for the three and six months ended June 30, 2015 was approximately $4.0 million and $8.3 million, respectively.

(1)	Variable rate debt of $282.1 million is tax exempt to the note holders and $262.5 million is subject to interest rate protection agreements and total return swap contracts.
(2)	The unsecured term loan has a variable interest rate of LIBOR plus 1.05%. The Company has entered into interest rate swap contracts with a notional amount totaling $225 million, which effectively converts the interest rate on of the term loan to a fixed rate of 2.4%.
(3)	The unsecured line of credit facility aggregates to $1 billion and the line matures in December 2018 with one 18-month extension, exercisable at the Company's option. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.95%.
(4)	The unsecured line of credit facility is $25 million and matures in January 2016. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.95%.

See Company's 10-K for additional disclosures S-5

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - June 30, 2015
(Dollars and shares in thousands, except per share amounts)

Capitalization Data				Public Bond Covenants	Actual	Requirement
Total debt			$5,369,331
				Debt to Total Assets:	39%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding			65,043
Limited partnership units (1)			2,242
Options-treasury method			173	Secured Debt to Total Assets:	16%	< 40%
Total shares of common stock and potentially dilutive securities			67,458

Common stock price per share as of June 30, 2015			$212.50
				Interest Coverage:	335%	> 150%
Market value of common stock and potentially dilutive securities			$14,334,825

Preferred stock			$73,750	Unsecured Debt Ratio (1) :	284%	> 150%

Total equity capitalization			$14,408,575
				Selected Credit Ratios	Actual
Total market capitalization			$19,777,906
Ratio of debt to total market capitalization			27.1%	Net Indebtedness Divided by Adjusted EBITDA (2) (3):	6.3

				Unencumbered NOI to Total NOI:	66%

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.				(1) Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
				(2) Net Indebtedness is total debt less unamortized premiums, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities.
Credit Ratings				(3) Adjusted EBITDA annualizes the proforma NOI for current quarter acquisitions and excludes non-routine items in earnings.
Rating Agency	Rating	Outlook
Fitch	BBB+	Stable
Moody's	Baa2	Positive
Standard & Poor's	BBB	Positive

See Company's 10-K for additional disclosures S-6

E S S E X P R O P E R T Y T R U S T, I N C.

Portfolio Summary as of June 30, 2015

	Units				Average Monthly Rental Rate (1)			Percent of NOI (2)
Region - County	Consolidated (3)	Unconsolidated Co-investments	Units in Development (4)	Total	Consolidated	Unconsolidated Co-investments (5)	Total (6)	Consolidated	Unconsolidated Co-investments (5)	Total (6)

Southern California
Los Angeles County	9,245	1,430	-	10,675	$ 2,101	$ 1,818	$ 2,080	18.8%	14.0%	18.0%
Orange County	5,786	1,144	-	6,930	1,894	1,599	1,868	11.4%	8.6%	11.0%
San Diego County	4,962	616	-	5,578	1,648	1,509	1,640	8.3%	4.8%	7.7%
Ventura County	2,898	373	-	3,271	1,552	1,941	1,575	5.0%	3.8%	4.8%
Other Southern CA	623	581	-	1,204	1,440	1,594	1,489	0.9%	5.3%	1.6%
Total Southern California	23,514	4,144	-	27,658	1,869	1,691	1,855	44.4%	36.5%	43.1%

Northern California
Santa Clara County	5,874	2,277	576	8,727	2,452	2,366	2,437	16.2%	23.7%	17.4%
Alameda County	3,138	1,291	-	4,429	2,219	1,998	2,180	7.4%	14.1%	8.5%
San Mateo County	2,126	197	599	2,922	2,726	2,689	2,724	6.3%	1.5%	5.5%
Contra Costa County	2,270	190	555	3,015	2,039	2,550	2,061	5.1%	0.9%	4.4%
San Francisco MSA	1,169	463	717	2,349	2,758	3,496	2,890	3.2%	7.5%	3.9%
Other Northern CA	230	-	-	230	1,855	-	1,855	0.4%	-	0.4%
Total Northern California	14,807	4,418	2,447	21,672	2,393	2,409	2,395	38.6%	47.8%	40.1%

Seattle Metro	10,239	1,958	-	12,197	1,538	1,419	1,528	17.0%	15.7%	16.8%

Total	48,560	10,520	2,447	61,527	$ 1,959	$ 1,951	$ 1,958	100.0%	100.0%	100.0%

(1) Average rental rate is defined as the total potential rental revenue (actual rent for occupied units plus market rent for vacant units) divided by the number of units.
(2) Actual NOI for the quarter ended June 30, 2015.
(3) Includes all apartment communities with rents, excluding commercial space.
(4) Includes development communities with no rental income.
(5) Co-investment amounts weighted for Company's pro rata share.
(6) At Company's pro rata share.

See Company's 10-K for additional disclosures S-7

E S S E X P R O P E R T Y T R U S T, I N C.

Operating Income by Quarter (1)
(Dollars in thousands)

	Units	Q2 '15		Q1 '15	Q4 '14	Q3 '14	Q2 '14

Rental and other property revenues:
Same-property (2)	43,134	$ 252,169		$ 246,536	$ 243,633	$ 240,031	$ 233,947
Acquisitions (3)	3,415	20,255		14,269	12,579	10,110	5,431
Development (4)	1,331	11,273		9,753	8,146	6,101	3,510
Redevelopment	680	4,078		3,979	4,134	4,105	4,058
Non-Residential/Other (5)	-	6,326		5,692	8,286	8,165	10,006
Total rental and other property revenues	48,560	294,101		280,229	276,778	268,512	256,952

Property operating expenses:
Same-property (2)		77,181		76,042	76,984	78,059	76,124
Acquisitions (3)		7,256		4,867	4,166	3,352	2,108
Development (4)		3,868		3,355	3,167	2,493	1,752
Redevelopment		1,534		1,539	1,515	1,567	1,472
Non-Residential/Other (5)		238	(7)	1,368	2,789	2,591	2,102
Total property operating expenses		90,077		87,171	88,621	88,062	83,558

Net operating income (NOI):
Same-property (2)		174,988		170,494	166,649	161,972	157,823
Acquisitions (3)		12,999		9,402	8,413	6,758	3,323
Development (4)		7,405		6,398	4,979	3,608	1,758
Redevelopment		2,544		2,440	2,619	2,538	2,586
Non-Residential/Other (5)		6,088		4,324	5,497	5,574	7,904
Total NOI		$ 204,024		$ 193,058	$ 188,157	$ 180,450	$ 173,394

Same-property operating margin		69%		69%	68%	67%	67%

Same-property financial occupancy (6)		96.1%		96.1%	96.2%	95.9%	95.8%

(1)	Includes consolidated communities only.
(2)	Same-property includes BRE properties acquired April 1, 2014.
(3)	Acquisitions include properties acquired which did not have comparable stabilized results as of April 1, 2014.
(4)	Development includes properties developed which did not have comparable stabilized results as of April 1, 2014.
(5)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, and disposition properties.
(6)	Financial occupancy is defined as the percentage resulting from dividing actual rental revenue by total potential rental revenue (actual rent for occupied units plus market rent for vacant units).
(7)	In Q2 ‘15 there were $1.3 million in reductions to operating expenses related to changes to prior period estimates.

See Company's 10-K for additional disclosures S-8

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Revenue Results by County - Second Quarter 2015 vs. Second Quarter 2014 and First Quarter 2015 (1)
(Dollars in thousands, except average monthly rental rates)

			Average Monthly Rental Rate			Financial Occupancy			Gross Revenues			Sequential Gross Revenues
Region - County	Units	Q2 '15 % of Actual NOI	Q2 '15	Q2 '14	% Change	Q2 '15	Q2 '14	% Change	Q2 '15	Q2 '14	% Change	Q1 '15	% Change

Southern California
Los Angeles County	6,844	16.6%	$ 2,064	$ 1,959	5.4%	95.9%	95.8%	0.1%	$ 42,521	$ 40,109	6.0%	$ 41,799	1.7%
Orange County	5,786	12.9%	1,894	1,797	5.4%	96.1%	95.5%	0.6%	33,273	31,252	6.5%	32,951	1.0%
San Diego County	4,583	8.7%	1,632	1,556	4.8%	95.4%	95.9%	-0.5%	22,707	21,745	4.4%	22,361	1.5%
Ventura County	2,898	5.6%	1,552	1,470	5.6%	96.3%	96.5%	-0.2%	13,859	13,194	5.0%	13,694	1.2%
Other Southern CA	623	1.0%	1,440	1,342	7.3%	97.4%	97.7%	-0.3%	2,757	2,565	7.5%	2,755	0.1%
Total Southern California	20,734	44.8%	1,831	1,738	5.3%	95.9%	95.9%	0.0%	115,117	108,865	5.7%	113,560	1.4%

Northern California
Santa Clara County	5,228	16.2%	2,395	2,175	10.1%	96.3%	95.7%	0.6%	37,980	34,304	10.7%	36,889	3.0%
Alameda County	2,613	7.0%	2,172	1,929	12.6%	96.4%	96.2%	0.2%	17,392	15,458	12.5%	16,748	3.8%
San Mateo County	1,862	6.2%	2,654	2,438	8.8%	96.0%	95.3%	0.7%	15,107	13,731	10.0%	14,624	3.3%
Contra Costa County	2,270	5.7%	2,039	1,859	9.7%	96.5%	95.7%	0.8%	14,163	12,821	10.5%	13,695	3.4%
San Francisco MSA	816	2.1%	2,295	2,145	7.0%	95.5%	95.4%	0.1%	5,607	5,242	7.0%	5,403	3.8%
Other Northern CA	230	0.5%	1,855	1,719	7.9%	98.0%	97.3%	0.7%	1,310	1,208	8.4%	1,272	3.0%
Total Northern California	13,019	37.7%	2,309	2,099	10.0%	96.3%	95.7%	0.6%	91,559	82,764	10.6%	88,631	3.3%

Seattle Metro	9,381	17.5%	1,532	1,431	7.0%	96.1%	95.8%	0.3%	45,493	42,318	7.5%	44,345	2.6%

Total Same-Property	43,134	100.0%	$ 1,910	$ 1,780	7.3%	96.1%	95.8%	0.3%	$ 252,169	$ 233,947	7.8%	$ 246,536	2.3%

(1) Same-property includes BRE properties acquired April 1, 2014.

See Company's 10-K for additional disclosures S-9

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Revenue Results by County - Six months ended June 30, 2015 vs. Six months ended June 30, 2014 (1)
(Dollars in thousands, except average monthly rental rates)

			Average Monthly Rental Rate			Financial Occupancy			Gross Revenues
Region - County	Units	2015 % of Actual NOI	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change

Southern California
Los Angeles County	4,400	16.4%	$ 1,997	$ 1,885	6.0%	96.1%	96.5%	-0.4%	$ 53,271	$ 50,444	5.6%
Orange County	2,887	10.9%	2,027	1,908	6.2%	96.4%	95.8%	0.6%	35,600	33,125	7.5%
Ventura County	2,898	8.5%	1,540	1,457	5.7%	96.3%	96.7%	-0.4%	27,554	26,221	5.1%
San Diego County	2,067	5.2%	1,367	1,286	6.3%	96.3%	96.3%	0.0%	17,588	16,562	6.2%
Other Southern CA	623	1.6%	1,429	1,336	6.9%	98.0%	98.1%	-0.1%	5,512	5,140	7.2%
Total Southern California	12,875	42.6%	1,772	1,671	6.1%	96.4%	96.4%	0.0%	139,525	131,492	6.1%

Northern California
Santa Clara County	4,279	20.1%	2,336	2,110	10.7%	96.4%	96.1%	0.3%	60,617	54,678	10.9%
Contra Costa County	1,720	6.5%	1,971	1,794	9.9%	96.5%	96.1%	0.4%	20,715	18,791	10.2%
Alameda County	1,542	5.9%	2,016	1,786	12.9%	96.6%	97.2%	-0.6%	19,164	17,260	11.0%
San Mateo County	768	3.6%	2,402	2,172	10.6%	97.0%	96.5%	0.5%	11,433	10,314	10.8%
San Francisco MSA	645	2.4%	2,225	2,069	7.5%	94.1%	94.6%	-0.5%	8,408	7,816	7.6%
Other Northern CA	230	0.8%	1,833	1,704	7.5%	97.4%	96.8%	0.6%	2,582	2,394	7.9%
Total Northern California	9,184	39.3%	2,199	1,989	10.6%	96.3%	96.2%	0.1%	122,919	111,253	10.5%

Seattle Metro	6,558	18.1%	1,459	1,356	7.6%	96.3%	96.3%	0.0%	60,710	56,439	7.6%

Total Same-Property	28,617	100.0%	$ 1,837	$ 1,701	8.0%	96.3%	96.3%	0.0%	$ 323,154	$ 299,184	8.0%

(1) Same-property excludes BRE properties acquired April 1, 2014.

See Company's 10-K for additional disclosures S-9.1

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Operating Expenses - Quarter and Year to Date as of June 30, 2015 and 2014
(Dollars in thousands)

	Based on 43,134 units (1)				Based on 28,617 units (2)
	Q2 '15	Q2 '14	% Change	% of Op. Ex.	YTD 2015	YTD 2014	% Change	% of Op. Ex.

Same-property operating expenses:
Real estate taxes	$ 26,492	$ 27,129	-2.3%	34.3%	$ 28,174	$ 27,692	1.7%	29.9%
Maintenance and repairs	15,403	14,529	6.0%	20.0%	19,751	19,678	0.4%	20.9%
Administrative	14,446	14,362	0.6%	18.7%	19,100	18,634	2.5%	20.2%
Utilities	12,852	13,051	-1.5%	16.6%	17,380	17,485	-0.6%	18.4%
Management fees (3)	5,394	4,555	18.4%	7.0%	6,568	6,403	2.6%	7.0%
Insurance	2,594	2,498	3.8%	3.4%	3,410	3,490	-2.3%	3.6%
Total same-property operating expenses	$ 77,181	$ 76,124	1.4%	100.0%	$ 94,383	$ 93,382	1.1%	100.0%

(1) Same-property includes BRE properties acquired starting April 1, 2014.
(2) Same-property excludes BRE properties.
(3) During 2015, the Company changed its allocation to property management fees.

See Company's 10-K for additional disclosures S-10

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - June 30, 2015
(Dollars in millions, except per unit amounts in thousands)

	Project Name	Location	Ownership %	Estimated Units	Estimated Commercial sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Est. Total Cost (1)	Apartment Cost per Unit (2)	Average % Occupied	% Leased	Construction Start	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated (3)
	MB 360 Phase II (4)	San Francisco, CA	100%	172	11,500	$ 107	$ 28	$ 135	$ 135	$ 744	0.0%	0.0%	Q3 2014	Q4 2015	Q2 2016
	Station Park Green	San Mateo, CA	100%	599	35,000	76	278	354	354	567	0.0%	0.0%	Q3 2015	Q3 2017	Q4 2018
Total Development Projects - Consolidated				771	46,500	183	306	489	489	634

Land Held for Future Development - Consolidated
	Other Projects	Various	100%			38	-	38	38
Total Development Pipeline - Consolidated				771	46,500	221	306	527	527

Development Projects/Land Held for Future Development - Joint Venture (3)
	Epic - Phase III	San Jose, CA	55%	200	-	79	13	92	51	460	0.0%	0.0%	Q3 2013	Q3 2015	Q1 2016
	One South Market	San Jose, CA	55%	312	6,000	136	5	141	78	445	11.0%	36.0%	Q2 2013	Q2 2015	Q1 2016
	Agora (5)	Walnut Creek, CA	51%	49	35,000	72	23	95	48	1,140	0.0%	0.0%	Q3 2013	Q1 2016	Q2 2016
	Owens	Pleasanton, CA	55%	255	5,729	35	54	89	49	341	0.0%	0.0%	Q3 2014	Q2 2016	Q2 2017
	Hacienda	Pleasanton, CA	55%	251	-	28	58	86	47	343	0.0%	0.0%	Q1 2015	Q3 2016	Q3 2017
	Century Towers	San Jose, CA	50%	376	2,006	64	108	172	86	456	0.0%	0.0%	Q3 2014	Q1 2017	Q1 2018
	500 Folsom	San Francisco, CA	50%	545	6,000	55	326	381	191	691	0.0%	0.0%	Q4 2015	Q4 2018	Q2 2020
Total Development Projects - Joint Venture				1,988	54,735	469	587	1,056	550	$ 507

Grand Total - Development Pipeline				2,759	101,235	$ 690	$ 893	$ 1,583	1,077
Essex Cost Incurred to Date									(470)
Essex Remaining Commitment									$ 607

(1)	Essex share of the estimated total costs of the project.
(2)	Net of the estimated allocation to the retail component of the project.
(3)	For the second quarter of 2015, the Company's cost includes $3.7 million of capitalized interest, $1.1 million of capitalized overhead and $1.3 million of development fees (such development fees reduced G&A expenses).
(4)	To date the Company has received $41.6 million of the expected $45 million of insurance proceeds for constructions costs related to the fire that occurred in March 2014.
(5)	Units are built to condominium standards and average approximately 1,500 square feet.

See Company's 10-K for additional disclosures S-11

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline - June 30, 2015
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the six months ended
Region/Project Name (1)	Units	To Date	Cost	Cost	Start Date	2015	2014

Same-property - Redevelopment Projects (2) (3)
Northern California
Summerhill Park	100	$ 3,253	$ 6,625	9,878	Q4 2014
Southern California
Hamptons	215	4,410	19,170	23,580	Q1 2014
Monterras	292	15,784	10,599	26,383	Q1 2014
Seattle Metro
Park Highland	250	1,275	11,205	12,480	Q4 2014
Total Same-property - Redevelopment Projects	857	$ 24,722	$ 47,599	$ 72,321		$ 6,577	$ 5,333

Non-same property - Redevelopment Projects
Southern California
Bunker Hill Towers (4)	456	$ 23,632	$ 52,513	$ 76,145	Q3 2013
Total Non-same property - Redevelopment Projects	456	$ 23,632	$ 52,513	$ 76,145		$ 2,824	$ 2,911

(1)	The Company incurred $0.3 million of capitalized interest, $2.3 million of capitalized overhead and $0.2 million of co-investment redevelopment fees related to redevelopment in Q2 2015.
(2)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property results.
(3)	During the three and six months ended June 30, 2015, the Company completed the redevelopment of interiors totaling 700 and 947 units for the same-property portfolio and 848 and 1,332 units for the total portfolio, respectively.
(4)	Current total cost reflects the redevelopment of 228 units (50% of the property). The estimated cost to redevelop the remaining units plus additional revenue generating enhancements to the property is expected to be an additional $11.2 million.

See Company's 10-K for additional disclosures S-12

E S S E XP R O P E R T YT R U S T, I N C.

Co-investments - June 30, 2015
(Dollars in thousands)	Essex Ownership Percentage	Units	Total Undepreciated Book Value	Debt Amount	Essex Book Value	Weighted Average Borrowing Rate	Remaining Term of Debt/(in Years)	For the Three Months Ended June 30, 2015	For the Six Months Ended June 30, 2015
Operating Non-Consolidated Joint Ventures								NOI
Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	—	$—	$—	$228	—	—	$—	$139
Wesco I, LLC (2)	50.0%	2,275	552,872	300,582	103,208	3.8%	9.8	8,478	18,357
Wesco III, LLC	50.0%	993	232,901	119,909	52,816	3.6%	5.2	3,407	6,572
Wesco IV, LLC	50.0%	1,116	298,353	155,000	65,720	3.9%	5.7	4,181	8,361
BEXAEW, LLC	50.0%	2,723	521,422	321,837	92,260	3.0%	5.7	7,441	15,197
CPPIB	55.0%	1,728	606,895	—	339,600	—	—	7,764	13,532
Palm Valley	50.0%	1,098	370,832	230,518	69,494	2.5%	1.6	4,802	9,645
Other (3)	50.0%	275	65,504	51,000	6,825	3.6%	5.2	1,300	3,241
Total Operating Non-Consolidated Joint Ventures		10,208	$2,648,779	$1,178,846	$730,151	3.3%	5.9	$37,373	$75,044
Development Non-Consolidated Joint Ventures (4)	50/55%	1,988	468,679	69,043	194,442	1.9%	1.6	(125)	(129)
Total Non-Consolidated Joint Ventures		12,196	$3,117,458	$1,247,889	$924,593			$37,248	$74,915

	Essex Portion of NOI and Expenses
NOI	$19,324	$38,419
Depreciation	(12,105)	(24,022)
Interest expense and other	(5,239)	(11,190)
Net income from operating co-investments	$1,980	$3,207

				Income from Preferred Equity Investments
		Weighted Average Preferred Return	Weighted Average Expected Term	For the Three Months Ended June 30, 2015	For the Six Months Ended June 30, 2015
Income from preferred equity investments				$2,492	$5,107
Income from early redemption of preferred equity investments				—	469
Preferred Equity Investments (5)	119,615	9.6%	3.8	$2,492	$5,576

Total Co-investments	$1,044,208			$4,472	$8,783

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II. There are no properties remaining in Fund II at quarter end.
(2)	The Company purchased the joint venture partner's membership interest in the Reveal co-investment, as noted on S-15. The property is now consolidated.
(3)	The Company purchased the joint venture partner's remaining membership interest in The Huxley and The Dylan co-investments, as noted on S-15. The properties are now consolidated.
(4)	The Company has interests in seven development co-investments, which are detailed on S-11.
(5)	As of June 30, 2015 the Company has invested in eight preferred equity investments.

See Company's 10-K for additional disclosures S-13

E S S E X P R O P E R T Y T R U S T, I N C.
Assumptions for 2015 FFO Guidance Range
Q2 2015 Earnings Results Supplement

($'s in thousands, except share and per share data) (1)		2015 Guidance Range
	YTD Actuals	Low End	High End	Changes from Guidance Provided on Q1 '15 Earnings Release
Net Operating Income ("NOI")
Total NOI from consolidated communities	$ 396,332	$ 814,000	$ 819,400	Reflects Q2 '15 results, revised same-property revenue growth for the full-year to a midpoint of 7.9% and NOI to 10.5%. Includes investment activity through July 2015.

Management Fees	4,330	8,300	8,700

Interest Expense
Interest expense, before capitalized interest	(106,445)	(216,600)	(214,800)
Forecasted interest capitalized	8,265	15,100	16,100	Capitalized interest updated for timing of development spend.
Net interest expense	(98,180)	(201,500)	(198,700)

Recurring Income and Expenses
Interest and other income	6,453	13,000	14,000
FFO from co-investments	32,337	66,300	68,300
General and administrative expense	(20,094)	(41,300)	(42,700)	Reflects change in allocation for property management expense.
Preferred dividends and non-controlling interest	(7,234)	(14,800)	(14,400)
Total recurring income and expenses	11,462	23,200	25,200

Non-Core Income and Expenses
Income from early redemption of preferred equity investment	469	469	469
Merger and integration expenses	(3,798)	(7,500)	(5,500)
Acquisition costs	(976)	(1,100)	(1,500)
Other non-core adjustments	1,957	1,957	1,957
Total non-core income and expenses	(2,348)	(6,174)	(4,574)

Funds from Operations	$ 311,596	$ 637,826	$ 650,026

Funds from Operations per diluted Share	$ 4.66	$ 9.47	$ 9.65

% Change - Funds from Operations	36.7%	20.0%	22.3%

Funds from Operations excluding non-core items	$ 313,944	$ 644,000	$ 654,600

Core Funds from Operations per diluted Share	$ 4.69	$ 9.56	$ 9.72

% Change - Core Funds from Operations	14.1%	12.0%	13.8%

Weighted average shares outstanding	66,922	67,350	67,350

(1) All non-core items are excluded from the YTD actuals and included in the non-core income and expense section of the FFO reconciliation.

See Company's 10-K for additional disclosures S-14

E S S E X P R O P E R T Y T R U S T, I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Quarter ended June 30, 2015
(Dollars in thousands, except average rent amounts)

Acquisitions			Essex
			Ownership			Purchase	Price per	Average
Property Name	Location	Units	Percentage	Entity	Date	Price	Unit	Rent

8th & Hope	Los Angeles, CA	290	100.0%	EPLP	Feb-15	$ 200,000	$ 690	$ 3,708
The Huxley (1)	Los Angeles, CA	187	100.0%	EPLP	Mar-15	48,784	522	2,439
The Dylan (1)	Los Angeles, CA	184	100.0%	EPLP	Mar-15	51,266	557	2,646

	Q1 2015	661				$ 300,050	$ 605

Reveal (2)	Woodland Hills, CA	438	99.75%	EPLP	Apr-15	$ 73,013	$ 337	$ 1,936
Avant	Los Angeles, CA	247	100.0%	EPLP	Jun-15	99,000	401	2,281
	Q2 2015	685				$ 172,013	$ 360

Dispositions (3)			Essex
			Ownership			Sales	Price per
Property Name	Location	Units	Percentage	Entity	Date	Price	Unit

Pinnacle South Mountain	Phoenix, AZ	552	100.0%	EPLP	Jan-15	$ 63,750	$ 115

	Q1 2015	552				$ 63,750	115

(1)	In March 2015, the Company purchased the joint venture partner's remaining membership interest in The Huxley and The Dylan co-investments for a purchase price of $100.1 million. The properties are now consolidated.
(2)	In April 2015, the Company purchased the joint venture partner's 49.5% membership interest in the Reveal co-investment for a purchase price of $73.0 million.
(3)	In March 2015, the Company sold two commercial buildings aggregating 120,000 square feet located in Emeryville, CA for $13.0 million.

See Company's 10-K for additional disclosures S-15

E S S E X P R O P E R T Y T R U S T, I N C.
2015 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions
	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est.New Jobs Dec-Dec	% Growth	Economic Rent Growth

Los Angeles	10,000	6,000	16,000	0.6%	0.5%	92,600	2.2%	5.5%
Ventura	550	700	1,250	0.8%	0.4%	5,500	1.9%	4.4%
Orange	3,500	3,900	7,400	0.9%	0.7%	37,300	2.5%	4.9%
San Diego	3,900	3,700	7,600	0.9%	0.6%	36,200	2.7%	4.7%
So. Cal.	17,950	14,300	32,250	0.8%	0.6%	171,600	2.3%	5.0%

San Francisco	5,000	900	5,900	1.3%	0.8%	39,100	3.5%	9.0%
Oakland	2,000	3,900	5,900	0.6%	0.6%	25,500	2.4%	10.8%
San Jose	4,400	2,200	6,600	1.8%	1.0%	37,200	3.7%	8.1%
No. Cal.	11,400	7,000	18,400	1.3%	0.8%	101,800	3.2%	9.2%

Seattle	9,000	7,500	16,500	1.9%	1.4%	46,500	3.0%	5.1%

Weighted Average (4)	38,350	28,800	67,150	1.2%	0.8%	319,900	2.8%	6.5%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2015 G.D.P. Growth: 2.8% , 2015 Job Growth: 2.0%

(1) New Residential Supply: MF reflects Company's internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau.

(2) Job Forecast:  refers to the difference between total non-farm industry employment (not seasonally adjusted) projected through Dec 2015 over estimated Dec 2014, expressed as total new jobs and growth rates.

(3) Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for Q4 2015 vs Q4 2014 (excludes submarkets not targeted by Essex).

(4) Weighted Average: markets weighted by scheduled rent in the Company's Portfolio.

See Company's 10-K for additional disclosures S-16